Exhibit 99.3

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document Pg 1 of 16

 16-12220-smb Doc 543 FiledEntity Name: International Shipholding Corporation (Consolidating)01/17/17 Entered 01/17/17 16:31:07 Main Document  CPg 2 of 1  6  Monthly Operating Report - Southern District of New YorkSchedule of Cash Receipts & Disbursements  Reporting Period: December-16  Debtor Name  Account #  Beginning Balance Third Party  Intercompany  Deposits per Bank  Net Deposits in  Total Cash  Intercompany  Third Party  Disbursements per Net Outstanding Total Cash  FX Gain/(Loss)  Ending Book  (Last 4 digits)  Deposits  Deposits  Statement  Transit  Receipts  Disbursements  Disbursements  Bank Statement  Checks  Disbursements  Balance  International Shipholding Corporation  2907  $  1,007.52  $  -  $  2,500.00  $  2,500.00  $  -  $  2,500.00  $  -  $  1,720.16  $  1,720.16  $  -  $  1,720.16  $  -  $  1,787.36  International Shipholding Corporation  1639  10,007.40  -  -  -  -  -  -  -  -  -  -  -  10,007.40  International Shipholding Corporation  1314  10,530.87  -  265,883.53  265,883.53  -  265,883.53  140,883.53  121,888.69  262,772.22  -  262,772.22  -  13,642.18  International Shipholding Corporation  4643  3,622,070.22  578,297.43  18,943,100.24  19,521,397.67  -  19,521,397.67  2,868,100.24  17,798,675.54  20,666,775.78  (488,135.18)  20,178,640.60  -  2,964,827.29  International Shipholding Corporation  6001  1,202.50  -  -  -  -  -  -  75.00  75.00  -  75.00  -  1,127.50  International Shipholding Corporation  8174  18,303.84  -  -  -  -  -  -  969.99  969.99  -  969.99  -  17,333.85  International Shipholding Corporation  9131  24,409.34  1.00  -  1.00  -  1.00  -  -  -  -  -  -  24,410.34  International Shipholding Corporation  3120  1,052,695.60  129.48  -  129.48  -  129.48  -  -  -  -  -  -  1,052,825.08  N.W. Johnson & Co. Inc  8364  164,055.13  42,160.74  42,160.74  -  42,160.74  150,000.00  -  150,000.00  -  150,000.00  -  56,215.87  Coastal Carriers, Inc.  4547  11,529.34  -  -  -  -  -  6,500.00  -  6,500.00  -  6,500.00  -  5,029.34  U.S. United Ocean Services, LLC  1715  7,703.70  -  4,000.00  4,000.00  -  4,000.00  -  10,172.15  10,172.15  -  10,172.15  -  1,531.55  U.S. United Ocean Services, LLC  3712  (3.58)  -  -  -  -  -  -  -  -  -  -  -  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  5,266,145.70  5,266,145.70  -  5,266,145.70  5,265,000.00  1,145.70  5,266,145.70  -  5,266,145.70  -  -  U.S. United Ocean Services, LLC  2260  428,301.84  4,855,705.54  -  4,855,705.54  -  4,855,705.54  5,266,145.70  -  5,266,145.70  -  5,266,145.70  -  17,861.68  U.S. United Ocean Services, LLC  1715  -  -  -  -  -  -  -  -  -  -  -  -  -  Frascati Shops, Inc.  9623  96,963.74  5,218.86  -  5,218.86  -  5,218.86  -  -  -  -  -  -  102,182.60  Frascati Shops, Inc.  8552  44,239.81  37,655.92  -  37,655.92  -  37,655.92  50,000.00  3,682.10  53,682.10  -  53,682.10  -  28,213.63  Waterman Steamship Corporation  9031  1,093.16  -  -  -  -  -  -  10.00  10.00  -  10.00  -  1,083.16  Waterman Steamship Corporation  9058  1,018.75  -  75,000.00  75,000.00  -  75,000.00  -  66,515.20  66,515.20  (103.60)  66,411.60  -  9,607.15  Waterman Steamship Corporation  9066  4,639.07  -  195,000.00  195,000.00  -  195,000.00  10,000.00  179,368.74  189,368.74  400.00  189,768.74  -  9,870.33  Waterman Steamship Corporation  3208  (10.00)  10.00  -  10.00  -  10.00  -  10.00  10.00  -  10.00  -  (10.00)  Waterman Steamship Corporation  2043  23,250.28  983,176.34  61,000.00  1,044,176.34  -  1,044,176.34  945,000.00  110,000.00  1,055,000.00  -  1,055,000.00  -  12,426.62  Waterman Steamship Corporation  1129  791,710.76  767,476.71  -  767,476.71  -  767,476.71  1,480,000.00  -  1,480,000.00  -  1,480,000.00  -  79,187.47  Waterman Steamship Corporation  8703  85,000.00  -  -  -  -  -  -  -  -  -  -  -  85,000.00  Waterman Steamship Corporation  2043-004  -  -  -  -  -  -  -  -  -  -  -  -  -  Sulphur Carriers, Inc.  1276  10,611.40  -  175,000.00  175,000.00  -  175,000.00  -  178,000.00  178,000.00  -  178,000.00  -  7,611.40  Sulphur Carriers, Inc.  1110  12,843.30  -  612,000.00  612,000.00  -  612,000.00  -  594,406.70  594,406.70  12,367.22  606,773.92  -  18,069.38  Sulphur Carriers, Inc.  1102  20,593.09  1,439,079.73  285,000.00  1,724,079.73  -  1,724,079.73  1,455,000.00  284,150.28  1,739,150.28  -  1,739,150.28  -  5,522.54  LMS Shipmanagement, Inc.  1292  7,681.52  -  45,000.00  45,000.00  -  45,000.00  -  49,454.59  49,454.59  -  49,454.59  -  3,226.93  LMS Shipmanagement, Inc.  7395  7,006.21  622.40  -  622.40  -  622.40  -  4,514.83  4,514.83  -  4,514.83  -  3,113.78  LMS Shipmanagement, Inc.  1099  30,029.22  1,611.62  25,000.00  26,611.62  -  26,611.62  50,000.00  422.23  50,422.23  -  50,422.23  -  6,218.61  Central Gulf Lines, Inc.  0586  1,000.00  -  -  -  -  -  -  -  -  -  -  -  1,000.00  Central Gulf Lines, Inc.  0997  200,000.71  2,961,546.85  2,822,856.00  5,784,402.85  -  5,784,402.85  5,734,927.00  236,000.00  5,970,927.00  -  5,970,927.00  -  13,476.56  Central Gulf Lines, Inc.  6645  3,902.09  -  -  -  -  -  -  6,284.69  6,284.69  (6,284.69)  -  -  3,902.09  Central Gulf Lines, Inc.  1005  32,956.28  -  243,000.00  243,000.00  -  243,000.00  -  284,399.19  284,399.19  (12,732.42)  271,666.77  -  4,289.51  Central Gulf Lines, Inc.  1021  8,670.84  5,700.00  280,000.00  285,700.00  -  285,700.00  -  282,200.00  282,200.00  -  282,200.00  -  12,170.84  Central Gulf Lines, Inc.  0998  1,150,891.06  254,265.40  -  254,265.40  -  254,265.40  1,330,000.00  -  1,330,000.00  -  1,330,000.00  -  75,156.46  Central Gulf Lines, Inc.  1013  14,378.72  -  480,000.00  480,000.00  -  480,000.00  -  485,145.18  485,145.18  (7.35)  485,137.83  -  9,240.89  Central Gulf Lines, Inc.  8844  299,048.04  860,462.38  -  860,462.38  -  860,462.38  1,155,000.00  -  1,155,000.00  -  1,155,000.00  -  4,510.42  Central Gulf Lines, Inc.  3652  1,159,189.18  579,221.41  -  579,221.41  -  579,221.41  1,394,799.14  27,900.99  1,422,700.13  -  1,422,700.13  -  315,710.46  Central Gulf Lines, Inc.  3660  339,580.00  -  244,799.14  244,799.14  -  244,799.14  -  434,817.40  434,817.40  -  434,817.40  -  149,561.74  Central Gulf Lines, Inc.  0997-004  173,929.00  -  1,083,927.00  1,083,927.00  -  1,083,927.00  1,257,856.00  -  1,257,856.00  -  1,257,856.00  -  -  Enterprise Ship Company, Inc.  1064  20,644.67  -  -  -  -  -  -  -  -  -  -  -  20,644.67  LCI Shipholdings, Inc.  2027  33,340.18  92,980.00  -  92,980.00  -  92,980.00  120,000.00  -  120,000.00  -  120,000.00  -  6,320.18  LCI Shipholdings, Inc.  1080  13,630.29  465,160.28  -  465,160.28  -  465,160.28  465,000.00  -  465,000.00  -  465,000.00  -  13,790.57  LCI Shipholdings, Inc.  6001  3,970.85  -  -  -  -  -  -  75.00  75.00  -  75.00  -  3,895.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  -  -  -  -  -  -  -  -  -  7,521.35  LCI Shipholdings, Inc.  2027-004  -  -  -  -  -  -  -  -  -  -  -  -  -  LCI Shipholdings, Inc.  0947  42,880.02  5.27  -  5.27  -  5.27  -  -  -  -  -  -  42,885.29  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  -  -  -  -  -  -  -  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  -  -  -  -  -  -  -  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  32,888.99  98,154.15  98,154.15  -  98,154.15  15,000.00  -  15,000.00  -  15,000.00  -  116,043.14  Marco Shipping Company (PTE) Ltd  5002  5,224.69  -  15,000.00  15,000.00  -  15,000.00  -  6,609.67  6,609.67  -  6,609.67  (121.32)  13,493.70  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  -  -  -  -  -  -  -  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,645.89  -  -  -  -  -  -  -  -  -  -  (77.63)  5,568.26  Gulf South Shipping PTE Ltd  3659  129,629.48  1,850,274.25  -  1,850,274.25  -  1,850,274.25  1,965,000.00  -  1,965,000.00  -  1,965,000.00  -  14,903.73  Total  $  10,203,118.96  $  15,878,915.76  $  31,124,211.61  $  47,003,127.37  $  -  $  47,003,127.37  $  31,124,211.61  $  21,168,614.02  $  52,292,825.63  $  (494,496.02)  $  51,798,329.61  $  (198.95)  $  5,407,717.77  MOR-1Page 1

MOR-1

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 3 of 16  Monthly Operating Report - Southern District of New York  Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)Reporting Period: December-16  Debtor Name  Bank Account #  Bank Balance  Deposits in Transit  Checks Outstanding Book Balance  Notes/ Comments  (Last 4 Digits) 4  1  International Shipholding Corporation  2907  $  1,787.36  $  -  $  -  $  1,787.36  International Shipholding Corporation  1639  10,007.40  -  -  10,007.40  International Shipholding Corporation  1314  13,642.18  -  -  13,642.18  International Shipholding Corporation  4643  3,520,688.69  -  (555,861.40)  2,964,827.29  International Shipholding Corporation  6001  1,127.50  -  -  1,127.50  International Shipholding Corporation  8174  17,333.85  -  -  17,333.85  International Shipholding Corporation  9131  24,410.34  -  -  24,410.34  International Shipholding Corporation 3  3120  1,052,825.08  -  -  1,052,825.08  Restricted Cash  N.W. Johnson & Co. Inc  8364  56,215.87  -  -  56,215.87  Coastal Carriers, Inc.  4547  5,029.34  -  -  5,029.34  U.S. United Ocean Services, LLC  1715  1,531.55  -  -  1,531.55  U.S. United Ocean Services, LLC  3712  -  -  (3.58)  (3.58)  U.S. United Ocean Services, LLC  1468  -  -  -  -  U.S. United Ocean Services, LLC  2260  17,861.68  -  -  17,861.68  U.S. United Ocean Services, LLC2  1715  -  -  -  -  Frascati Shops, Inc.  9623  102,182.60  -  -  102,182.60  Frascati Shops, Inc.  8552  28,213.63  -  -  28,213.63  Waterman Steamship Corporation  9031  1,195.16  -  (112.00)  1,083.16  Waterman Steamship Corporation  9058  9,607.15  -  -  9,607.15  Waterman Steamship Corporation  9066  12,370.33  -  (2,500.00)  9,870.33  Waterman Steamship Corporation  3208  (10.00)  -  -  (10.00)  Waterman Steamship Corporation  2043  12,426.62  -  -  12,426.62  Waterman Steamship Corporation  1129  79,187.47  -  -  79,187.47  Waterman Steamship Corporation  8703  85,000.00  -  -  85,000.00  Waterman Steamship Corporation 2  2043-004  -  -  -  -  Sulphur Carriers, Inc.  1276  7,611.40  -  -  7,611.40  Sulphur Carriers, Inc.  1110  30,721.60  -  (12,652.22)  18,069.38  Sulphur Carriers, Inc.  1102  5,522.54  -  -  5,522.54  LMS Shipmanagement, Inc.  1292  3,226.93  -  -  3,226.93  LMS Shipmanagement, Inc.  7395  3,113.78  -  -  3,113.78  LMS Shipmanagement, Inc.  1099  6,218.61  -  -  6,218.61  Central Gulf Lines, Inc.  0586  1,000.00  -  -  1,000.00  Central Gulf Lines, Inc.  0997  13,476.56  -  -  13,476.56  Central Gulf Lines, Inc.  6645  3,902.09  -  -  3,902.09  Central Gulf Lines, Inc.  1005  4,289.51  -  -  4,289.51  Central Gulf Lines, Inc.  1021  13,670.84  -  (1,500.00)  12,170.84  Central Gulf Lines, Inc.  0998  75,156.46  -  -  75,156.46  MOR-1 (Cont.) Page 1

MOR-1 (Cont.)

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 4 of 16  Monthly Operating Report - Southern District of New York  Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)Reporting Period: December-16  Debtor Name  Bank Account #  Bank Balance  Deposits in Transit  Checks Outstanding Book Balance  Notes/ Comments  (Last 4 Digits) 4  1  Central Gulf Lines, Inc.  1013  9,240.89  -  -  9,240.89  Central Gulf Lines, Inc.  8844  4,510.42  -  -  4,510.42  Central Gulf Lines, Inc.  3652  315,710.46  -  -  315,710.46  Central Gulf Lines, Inc.  3660  149,561.74  -  -  149,561.74  Restricted Cash  Central Gulf Lines, Inc.5  0997-004  -  -  -  -  Enterprise Ship Company, Inc.  1064  20,644.67  -  -  20,644.67  LCI Shipholdings, Inc.  2027  6,320.18  -  -  6,320.18  LCI Shipholdings, Inc.  1080  13,790.57  -  -  13,790.57  LCI Shipholdings, Inc.  6001  3,895.85  -  -  3,895.85  LCI Shipholdings, Inc.  9099  7,521.35  -  -  7,521.35  LCI Shipholdings, Inc.2  2027-004  -  -  -  -  LCI Shipholdings, Inc.  0947  42,885.29  -  -  42,885.29  Dry Bulk Australia Ltd.  1731  13,060.35  -  -  13,060.35  Dry Bulk Americas Ltd.  1027  12,141.61  -  -  12,141.61  Marco Shipping Company (PTE) Ltd  5001  116,043.14  -  -  116,043.14  Marco Shipping Company (PTE) Ltd  5002  13,493.70  -  -  13,493.70  Gulf South Shipping PTE Ltd  4001  10,510.64  -  -  10,510.64  Gulf South Shipping PTE Ltd  4002  5,568.26  -  -  5,568.26  Gulf South Shipping PTE Ltd  3659  14,903.73  -  -  14,903.73  Total  $  5,980,346.97  $  -  $  (572,629.20)  $  5,407,717.77  1 Outstanding check listing can be provided at request.  2 The Debtors did not receive statements from the bank in these overnight sweep accounts because the balance remains zero in December.  3 The bank balance reflects the balance from the November statement, which the Debtors believe remains accurate except for an immaterial amount of interest earned on the funds which wasthe only activity in this account each month.  4 The Debtors have not included copies of the bank statements due to the voluminous nature of such documents. Copies will be provided upon request.  5 The Debtors did not receive a statement from the bank for this overnight sweep account. Per review of the bank account, there was activity during the month of December, however thebalance was zero at 12/31/16.  MOR-1 (Cont.)  Page 2

MOR-1 (Cont.)

16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document
Pg 5 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
MOR-1 Addendum: Disbursement Totals by Debtor
Reporting Period: December-16

Debtor Name	Account #	Total cash disbursements per MOR-1 (w/ Interco)	Total cash disbursements per MOR-1 (w/o Interco)
International Shipholding Corporation (16-12220) Total		$ 20,444,177.97	$ 17,435,194.20
N.W. Johnson & Co. Inc (16-12218) Total		150,000.00	-
Coastal Carriers, Inc. (16-12222) Total		6,500.00	-
U.S. United Ocean Services, LLC (16-12235) Total		10,542,463.55	11,317.85
Frascati Shops, Inc. (16-12226) Total		53,682.10	3,682.10
Waterman Steamship Corporation (16-12219) Total		2,791,200.34	356,200.34
Sulphur Carriers, Inc. (16-12233) Total		2,523,924.20	1,068,924.20
LMS Shipmanagement, Inc. (16-12229) Total		104,391.65	54,391.65
Central Gulf Lines, Inc. (16-12221) Total		12,610,305.13	1,737,722.99
Enterprise Ship Company, Inc. (16-12225) Total		-	-
LCI Shipholdings, Inc. (16-12228) Total		585,075.00	75.00
Dry Bulk Australia Ltd. (16-12224) Total		-	-
Dry Bulk Americas Ltd. (16-12223) Total		-	-
Marco Shipping Company (PTE) Ltd (16-12231) Total		21,609.67	6,609.67
Gulf South Shipping PTE Ltd (16-12227) Total		1,965,000.00	-
Grand Total		$ 51,798,329.61	$ 20,674,118.00

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Pg 6 of 16

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Statement of Operations (Income Statement)
Reporting Period: December-16

Statement Line Item		Month Amount		Cumulative - Filing To Date
REVENUE				
Gross Revenues	$	14,332,454.98	$	74,577,966.44
OPERATING EXPENSES				
Voyage Expenses		10,728,370.51		57,490,802.04
Amortization Expense		491,792.00		3,392,757.00
Depreciation Expense		1,292,552.97		6,415,068.92
Administrative and General Expenses		1,967,091.69		6,095,074.44
Net Profit (Loss) Before Other Income & Expenses	$	(147,352.19)	$	1,184,264.04
OTHER INCOME AND EXPENSES				
Interest Expense		1,140,993.82		5,369,637.48
Interest Income		(167.60)		(1,522.34)
Income from Consolidated Subsidiaries		(302,212.42)		(1,745,935.85)
Net Loss Before Reorganization Items	$	(985,965.99)	$	(2,437,915.25)
REORGANIZATION ITEMS				
Professional Fees		5,527,251.68		13,171,689.40
U. S. Trustee Quarterly Fees		5,450.00		124,025.00
Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2 Other Schedule tab)		-		
Loss from Sale of Equipment		157,517.30		117,518.30
Other Reorganization Expenses (See MOR-2 Other Schedule tab)		-		-
Income Taxes		93,769.59		106,019.59
Net Loss	$	**(6,769,954.56)**	$	**(15,957,167.54)**

16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document
Pg 7 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Balance Sheet
Reporting Period: December-16

Category		Book Value At End Of Current Reporting Month		Book Value At End Of Prior Reporting Month		Book Value On Petition Date Or Scheduled
Current Assets						
Cash on Hand	$	256,879.89	$	472,191.55	$	332,340.90
Unrestricted Cash and Equivalents		4,205,330.95		8,810,843.36		4,067,480.98
Restricted Cash and Cash Equivalents (See MOR-3 Other Sch)		1,202,386.82		1,392,275.60		1,997,025.04
Trade Accounts Receivable (Net)		9,059,494.80		9,537,159.27		8,620,036.00
Unbilled Accounts Receivable (Net)		12,567,953.80		12,031,300.80		10,099,426.00
Notes Receivable		-		-		-
Inventories		6,464,900.41		5,960,412.97		6,119,445.33
Prepaid Expenses		5,028,809.02		4,706,299.74		2,892,687.98
Professional Retainers		235,078.00		235,078.00		235,078.00
Other Current Assets (See MOR-3 Other Sch)		-		-		-
Property & Equipment						
Real Property and Improvements		2,419,781.27		2,419,781.27		2,707,867.22
Machinery and Equipment		213,583,484.21		214,502,882.29		217,456,370.74
Furniture, Fixtures and Office Equipment		4,687,285.29		4,687,285.29		4,103,934.83
Accumulated Depreciation		(39,915,824.36)		(38,623,271.39)		(33,500,755.44)
Other Assets (See MOR-3 Other Sch)		35,441,352.66		35,448,131.51		35,124,339.05
Total Assets	$	**255,236,912.76**	$	**261,580,370.26**	$	**260,255,276.63**
Liabilities Not Subject To Compromise (Post-Petition)						
Accounts Payable	$	1,556,296.64	$	3,313,443.20	$	-
Taxes Payable		190,211.64		189,764.05		-
Accrued Expenses- Crew Payable		2,397,197.09		2,836,501.35		-
Accrued Expenses- Professional Fees		5,661,721.11		5,000,414.00		-
Accrued Expenses		15,005,151.06		10,299,360.39		-
Billings in Excess of Cost		2,335,167.20		2,100,983.14		-
Debtor in Possession Financing		18,100,000.00		18,100,000.00		-
Other Post-Petition Liabilities (See MOR-3 Other Sch)		-		-		-
Total Post-Petition Liabilities	$	**45,245,744.74**	$	**41,840,466.13**	$	-
Liabilities Subject to Compromise (Pre-Petition)						
Secured Debt	$	107,046,643.48	$	107,149,072.06	$	110,189,774.35
Priority Debt		1,418,401.26		1,088,085.69		2,980,642.00
Unsecured Debt		44,443,632.56		40,995,142.51		66,052,919.48
Other Pre-Petition Liabilities (See MOR-3 Other Sch)		11,197,815.84		11,411,713.36		12,978,934.00
Total Pre-Petition Liabilities	$	**164,106,493.14**	$	**160,644,013.62**	$	**192,202,269.83**
Owner's Equity						
Capital Stock	$	9,462,422.41	$	9,428,688.77	$	9,413,754.21
Additional Paid-In Capital		141,865,905.18		141,846,851.13		141,794,639.63
Partners' Capital Account		-		-		-
Owner's Equity Account		(37,006,463.10)		(37,012,337.81)		(37,175,288.44)
Retained Earnings - Pre-Petition		(52,480,022.07)		(45,980,098.60)		(45,980,098.60)
Retained Earnings - Post-Petition		(15,957,167.54)		(9,187,212.98)		-
Total Equity	$	**45,884,674.88**	$	**59,095,890.51**	$	**68,053,006.80**
Total Liabilities and Owner's Equity	$	**255,236,912.76**	$	**261,580,370.26**	$	**260,255,276.63**

 16-12220-smb Doc 543  Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Case Number: 16-12220Pg 8 of 16  Monthly Operating Report - Southern District of New YorkBalance Sheet - Other Schedule  Reporting Period: December-16  Category  Book Value At End Of  Book Value At End Of  Book Value On Petition  Notes/ Comments  Current Reporting  Prior Reporting Month  Date  Month  Assets  Other Assets  $  2,565,539.44  $  2,606,712.71  $  2,528,749.06  LT deposits  Other Assets  (3,886,403.32)  (3,685,773.22)  (2,575,674.66) Due (to) from affiliates, net  Other Assets  36,680,977.77  36,439,183.35  35,056,196.42  Investment in subsidiaries  Other Assets  81,238.77  88,008.67  115,068.23  LT deferred charge related to TECO contract  Total Other Assets  $  35,441,352.66  $  35,448,131.51  $  35,124,339.05  Liabilities  Liabilities Not Subject To Compromise  (Pre-Petition)  $  3,120,961.18  $  3,237,131.21  $  4,071,824.00  Claims reserve  Liabilities Not Subject To Compromise  (Pre-Petition)  15,787.00  15,551.00  14,607.00  GAAP SL versus cash on escalating lease payments  Liabilities Not Subject To Compromise  (Pre-Petition)  7,124,919.66  7,384,629.15  8,423,467.00  Deferred gain - Sulphur and CGL/Green Lake  Liabilities Not Subject To Compromise  (Pre-Petition)  20,050.00  (64,103.00)  (64,103.00) Deferred tax  Liabilities Not Subject To Compromise  (Pre-Petition)  916,098.00  838,505.00  533,139.00  PT AMAS dry dock funding for Flores and Sawu  Total Liabilities Not Subject To  Compromise (Pre-Petition)  $  11,197,815.84  $  11,411,713.36  $  12,978,934.00  MOR-3b Page 1

MOR-3b

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main DocumentEntity Name: International Shipholding Corporation (Consolidating)  CaPg 9 of 1  6  Monthly Operating Report - Southern District of New YorkStatus of Post-Petition Taxes  Reporting Period: December-16  Debtor  Federal/ State & Description  Beginning Tax  Amount Withheld Amount Paid  Date Paid1  Check # or Ending Tax  Notes/ Comments  Local  and/or Accrued  EFT1  International Shipholding Corporation  Federal  Withholding  $  (47,985.82)  $  (618,416.33)  $  617,573.90  Various  $  (48,828.25)  941 Tax - Paid In January  International Shipholding Corporation  Federal  FICA-Employee  (17,690.53)  (269,634.50)  270,089.96  Various  (17,235.07)  941 Tax - Paid In January  International Shipholding Corporation  Federal  FICA-Employer  (17,374.94)  (269,078.64)  269,639.22  Various  (16,814.36)  941 Tax - Paid In January  International Shipholding Corporation  Federal  Unemployment  (22.75)  (4.55)  (27.30)  FUTA to be Paid January 31, 2017  International Shipholding Corporation  Federal  Income  -  (4,000.00)  4,000.00  12/15/2016  -  Form 1120 Estimated Tax - Tonnage Tax  International Shipholding Corporation  Federal  1042 Withholding  -  (31.99)  31.99  12/22/2016  -  1042 Withholding Tax  International Shipholding Corporation  State and Local  Withholding  (17,429.37)  (25,927.33)  25,638.06  Various  (17,718.64)  December State Withholding paid in January  International Shipholding Corporation  State and Local  Sales  (331.93)  (795.14)  791.85  12/20/2016  (335.22)  December Sales and Use Tax to paid January 20th  International Shipholding Corporation  State and Local  Income tax  -  (12,250.00)  12,250.00  12/15/2016  -  SCI Florida and ISH Alabama estimated income tax  International Shipholding Corporation  State and Local  Unemployment  (229.71)  (324.09)  (553.80)  SUTA to be Paid January 31, 2017  International Shipholding Corporation  State and Local  Real Property  -  (32,137.35)  32,137.35  12/31/2016  -  Tower LLC real estate property tax  International Shipholding Corporation  State and Local  Personal Property  -  (226,428.51)  226,428.51  12/31/2016  -  Alabama and Texas Personal Property Tax, Plaquemines Parish Boat and Barge Tax  International Shipholding Corporation  State and Local  Franchise Tax  -  (4,100.00)  4,100.00  12/15/2016  -  NWJ New York and NYC estimated franchise tax  International Shipholding Corporation  State and Local  Other  (88,699.00)  -  -  (88,699.00)  SCI Florida income tax  -  Total  $  (189,764.05)  $  (1,463,128.43)  $  1,462,680.84  $  (190,211.64)  1 The Debtors have not included copies of the tax payment receipts due to the voluminous nature of such documents. Copies will be provided upon request.  MOR-4  Page 1

MOR-4

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) CaPg 10 of 16  Monthly Operating Report - Southern District of New YorkSummary of Unpaid Post-Petition Debts  Reporting Period: December-16  Debtor Name  Description  Current  Days Past Due: Days Past Due: Days Past Due: Days Past Due: Total  Notes/ Comments  0-30  31-60  61-90  Over 91  In early January 2017, we paid $8,523.48, $8,605.40 and $336,396.53 of  the invoices included in over 91 days past due, 61-90 days past due and 31-  60 days past due catagories, respectively. Remaining amounts are  International Shipholding Corporation Accounts Payable  $  -  $  412,978.27  $  777,701.47  $  302,047.50  $  63,569.40  $  1,556,296.64  expected to be paid later in January.  International Shipholding Corporation Taxes Payable  47,999.06  47,999.06  N.W. Johnsen & Company, Inc.  Taxes Payable  12,242.55  12,242.55  LMS Shipmanagement, Inc.  Taxes Payable  28,903.17  28,903.17  Frascati Shops, Inc.  Taxes Payable  7,233.68  7,233.68  U.S. United Ocean Services, LLC  Taxes Payable  5,134.18  5,134.18  Sulphur Carriers, Inc.  Taxes Payable  88,699.00  88,699.00  Total  $  190,211.64  $  412,978.27  $  777,701.47  $  302,047.50  $  63,569.40  $  1,746,508.28  MOR-4b Page 1

MOR-4b

16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document Pg 11 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Accounts Receivable Reconciliation and Aging
Reporting Period: December-16

Debtor Name	AR at the beginning of the period	Amount Billed during Period	Amounts Collected during Period	AR at the end of the reporting period	Bad Debts	# Days Past Due: 0-30	# Days Past Due: 31-60	# Days Past Due: 61-90	# Days Past Due: Over 91	Total
International Shipholding Corporation	$ (696.86)	$ 100,118.36	$ 100,079.83	$ (658.33)	$ -	$ -	$ -	$ -	$ (658.33)	$ (658.33)
Sulphur Carriers, Inc.	1,452,194.37	1,230,982.54	1,438,079.72	1,245,097.19	-	1,230,982.54	-	14,114.65	-	1,245,097.19
Central Gulf Lines, Inc.	3,875,536.86	3,422,166.65	1,601,684.67	5,696,018.84	(17,248.64)	5,028,513.27	398,765.35	172,032.16	113,956.70	5,696,018.84
Waterman Steamship Corporation	1,622,350.73	1,218,529.39	1,218,529.39	1,622,350.73	-	1,622,350.73	-	-	-	1,622,350.73
N.W. Johnsen & Co. Inc.	43,963.29	10,420.02	20,168.65	34,214.66	-	33,158.52	-	-	1,056.14	34,214.66
LMS Shipmanagement, Inc.	-	-	-	-	-	-	-	-	-	-
U.S. United Ocean Services, LLC	2,154,139.98	2,695,373.19	4,855,705.91	(6,192.74)	-	-	-	(6,192.74)	-	(6,192.74)
Frascati Shops, Inc.	296,670.90	138,901.25	44,407.70	391,164.45	(18,774.92)	265,860.80	25,700.52	61,704.91	56,673.14	391,164.45
Gulf South Shipping PTE LTD	-	1,279,348.00	1,279,348.00	-	-					-
LCI Shipholding, Inc.	93,000.00	77,566.68	93,066.68	77,500.00	-	77,500.00	-	-	-	77,500.00
Dry Bulk Australia LTD	-	-	-	-	-	-	-	-	-	-
Dry Bulk Americas LTD	-	-	-	-	-	-	-	-	-	-
Marco Shipping Company (PTE) LTD	-	98,127.54	98,127.54	-	-	-	-	-	-	-
Total	**$ 9,537,159.27**	**$ 10,271,533.62**	**$ 10,749,198.09**	**$ 9,059,494.80**	**$ (36,023.56)**	**$ 8,258,365.86**	**$ 424,465.87**	**$ 241,658.98**	**$ 171,027.65**	**$ 9,059,494.80**

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document  Entity Name: International Shipholding Corporation (Consolidating)  Pg 12 of 16  Case Number: 16-12220  Monthly Operating Report - Southern District of New YorkTaxes Reconciliation and Aging  Reporting Period: December-16  Debtor Name  # Days Past Due:  # Days Past Due:  # Days Past Due:  # Days Past Due:  Total  0-30  31-60  61-90  Over 91  International Shipholding Corporation  $  47,999.06  $  47,999.06  N.W. Johnsen & Company, Inc.  12,242.55  12,242.55  LMS Shipmanagement, Inc.  28,903.17  28,903.17  Frascati Shops, Inc.  7,233.68  7,233.68  U.S. United Ocean Services, LLC  5,134.18  5,134.18  Sulphur Carriers, Inc.  88,699.00  88,699.00  Total  $  190,211.64  $  -  $  -  $  -  $  190,211.64  MOR-5b Page 1

MOR-5b

16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document
Pg 13 of 16
Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Payments to Insiders
Reporting Period: December-16

Debtor	Name	Type of Payment	Amount Paid	Total Paid to Date
International Shipholding Corporation	Beer, Kenneth H.	Board of Director Fees	$ -	$ 11,875.00
LMS Shipmanagement, Inc.	Caire, Peter J.	Salary	8,934.02	44,670.10
LMS Shipmanagement, Inc.	Caire, Peter J.	Travel Expenses	-	849.67
LMS Shipmanagement, Inc.	Cameron, William M.	Salary	14,010.14	70,050.70
LMS Shipmanagement, Inc.	Cameron, William M.	Travel Expenses	856.49	1,958.40
N.W. Johnsen & Co. Inc.	Chambers, Robert T.	Salary	13,875.82	69,379.10
N.W. Johnsen & Co. Inc.	Chambers, Robert T.	Travel Expenses	9,891.16	9,891.16
N.W. Johnsen & Co. Inc.	De Benedetto, Daniel T.	Salary	6,470.98	32,354.90
N.W. Johnsen & Co. Inc.	De Benedetto, Daniel T.	Travel Expenses	281.74	1,033.24
International Shipholding Corporation	Estrada, Manuel G.	Salary	23,825.42	119,127.10
International Shipholding Corporation	Estrada, Manuel G.	Travel Expenses	1,216.06	5,062.16
LMS Shipmanagement, Inc.	Grehan, Brooke Y.	Salary	10,711.44	53,557.20
LMS Shipmanagement, Inc.	Grehan, Brooke Y.	Travel Expenses	-	3,021.64
N.W. Johnsen & Co. Inc.	Hawkins, Nigel J.	Salary	17,303.76	86,518.80
N.W. Johnsen & Co. Inc.	Hawkins, Nigel J.	Travel Expenses	1,182.67	1,454.61
International Shipholding Corporation	Higginbotham, James T.	Salary	11,759.10	58,793.40
International Shipholding Corporation	Higginbotham, James T.	Travel Expenses	194.66	2,756.11
International Shipholding Corporation	Johnsen, Erik L.	Salary	39,250.92	196,254.60
International Shipholding Corporation	Johnsen, Erik L.	Travel Expenses	1,719.28	8,236.42
International Shipholding Corporation	Johnsen, Neils M.	Contractor	10,000.00	60,000.00
International Shipholding Corporation	Johnsen, Neils M.	Travel Expenses	-	3,144.83
U.S. United Ocean Services, LLC	Johnston, Peter M.	Salary	18,056.48	90,282.40
U.S. United Ocean Services, LLC	Johnston, Peter M.	Travel Expenses	2,448.69	5,402.87
International Shipholding Corporation	Lane, H Merritt	Board of Director Fees	-	11,875.00
International Shipholding Corporation	Lupberger, Edwin A	Board of Director Fees	-	11,875.00
International Shipholding Corporation	McNamara, James J	Travel Expenses	-	127.90
International Shipholding Corporation	McNamara, James J	Board of Director Fees	-	11,875.00
International Shipholding Corporation	Morrissette, Harris V	Board of Director Fees	-	11,875.00
International Shipholding Corporation	Nahas, George A.	Salary	11,068.04	55,340.20
International Shipholding Corporation	Nahas, George A.	Travel Expenses	2,757.60	7,569.75
International Shipholding Corporation	Robinson, Thomas L	Board of Director Fees	-	11,875.00
International Shipholding Corporation	Rosenbohm, Sheila D.	Salary	12,049.20	60,236.97
International Shipholding Corporation	Rosenbohm, Sheila D.	Travel Expenses	2,388.93	5,923.06
International Shipholding Corporation	Wild, Kevin M.	Salary	12,398.20	61,991.00
International Shipholding Corporation	Wild, Kevin M.	Travel Expenses	664.73	7,479.75
International Shipholding Corporation	Wilson, Kevin M.	Salary	12,375.48	61,458.58
International Shipholding Corporation	Wilson, Kevin M.	Travel Expenses	-	777.52

 16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main DocumentEntity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 14 of 16  Monthly Operating Report - Southern District of New YorkPayments to Professionals  Reporting Period: December-16  Debtor  Name  Date of Court Order  Amount Approved  Amount Paid  Total Paid to Date  Total Incurred and  Authorizing Payment  Unpaid  International Shipholding Corporation  McGlinchey Stafford PLLC  9/21/2016  $  -  $  40,727.08  $  239,537.60  $  -  International Shipholding Corporation  Prime Clerk  8/4/2016  -  206,374.40  553,712.93  -  International Shipholding Corporation  Alix Partners LLP  9/21/2016  -  12,660.34  72,533.83  -  International Shipholding Corporation  Seward & Kissel LLP  9/21/2016  -  86,766.88  635,778.80  -  International Shipholding Corporation  Watson Farley & Williams LLP  9/21/2016  -  93,492.70  241,912.57  -  International Shipholding Corporation  Milbank  9/21/2016  -  665,375.39  1,470,940.37  -  International Shipholding Corporation  Moore & Van Allen PLLC  9/21/2016  -  58,974.30  359,045.58  -  International Shipholding Corporation  Vedder Price PC  9/21/2016  -  -  144,654.38  -  International Shipholding Corporation  Simpson Thacher - Bartlet  9/21/2016  -  144,495.27  344,117.27  -  International Shipholding Corporation  Gulf Atlantic Capital Corporation  9/21/2016  -  10,290.00  48,697.50  -  International Shipholding Corporation  AMA Capital Partners  11/18/2016  -  90,000.00  90,000.00  -  International Shipholding Corporation  Blackhill Partners LLC  10/24/2016  -  639,336.49  639,336.49  -  International Shipholding Corporation  Akin Gump Strauss Hauer & Feld LLP  10/24/2016  -  2,582,341.42  2,582,341.42  -  International Shipholding Corporation  Pachulski Stang Ziehl & Jones LLP  11/18/2016  -  126,408.35  126,408.35  -  International Shipholding Corporation  Postlethwaite & Netterville  10/24/2016  -  96,934.34  96,934.34  -  Total  $  -  $  4,854,176.96  $  7,645,951.43  $  -  MOR-6b Page 1

MOR-6b

 16-12220-smb Doc 543  Monthly Operating Report - Southern District of New YorkPost-Petition Status of Secured Notes, Leases Payable  Reporting Period: December-16  Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document  Entity Name: International Shipholding Corporation (Consolidating) Case Number: 16-12220Pg 15 of 16  Debtor Name  Name of Creditor  Scheduled Monthly Payment Amount Paid during Period Total Unpaid Post-Petition Notes/ Comments  International Shipholding Corporation  Regions Bank  $  192,143.59  $  192,143.59  $  -  Interest  International Shipholding Corporation  Regions Bank  332,093.00  332,093.00  -  Interest  International Shipholding Corporation  Debtor in Possession Financing  183,967.21  183,967.21  -  Interest  LCI Shipholding Inc.  Citizens Asset Finance  66,848.17  66,848.17  -  Interest  LCI Shipholding Inc.  Capital One  13,992.91  13,992.91  -  Interest  Central Gulf Lines  DVB Bank  143,552.41  434,397.40  -  Interest paid quarterly.  LCI Shipholding Inc.  Capital One  25,000.00  25,000.00  25,000.00  Adequate Protection Payment - paid 1/4/17  LCI Shipholding Inc.  Citizens Asset Finance  50,000.00  50,000.00  -  Adequate Protection Payment  Total  $  1,007,597.29  $  1,298,442.28  $  25,000.00  MOR-6cPage 1

MOR-6c

16-12220-smb Doc 543 Filed 01/17/17 Entered 01/17/17 16:31:07 Main Document
Pg 16 of 16

Entity Name: International Shipholding Corporation (Consolidating)
Case Number: 16-12220

Monthly Operating Report - Southern District of New York
Debtor Questionnaire
Reporting Period: December-16

Question #	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X	
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in the ordinary course of business.

6. The Company has made pre-petition payments to critical vendors, lienholders, employees, and insurance providers as permitted in the approved interim motions.